Available-For-Sale Financial Assets	12 Months Ended
Mar. 31, 2019
Available-for-sale Financial Assets
Available-For-Sale Financial Assets
17	AVAILABLE-FOR-SALE FINANCIAL ASSETS

	As At March 31
	2019	2018
	(in thousands)
Non – Current Investments
Valuable Technologies Limited	$2,000	$11,097
LMB Holdings Limited	650	16,000
Cloudstream Media Inc	—	160
	$2,650	$27,257
Current Investments Polyxo Global Limited	$1,042	$—
	$1,042	$—
	$3,692	$27,257

The movement in the financial assets is as follows:

	Financial Assets at FVTPL	Financial Assets at FVTOCI

As at March 31, 2017	$29,613	$—
Additions	80	—
Total gain or (losses):	—	—
-profit and loss:	(2,436)	—
Disposals	—	—
As at March 31, 2018	27,257	—
Reclassification	(27,257)	27,257
Additions	1,005	80
Fair valuation gain / (loss)	37	(24,687)
As at March 31, 2019	$1,042	$2,650

Eros acquired an interest in Valuable Technologies Limited (“Valuable”) in the year ended March 31, 2009. Valuable manages and operates a number of companies within media and entertainment, technology and infrastructure. These companies include “UFO Moviez”, the leading provider of Digital projection solutions for cinemas in India and “Impact” whose business is theatrical ticketing and sales data. As at March 31, 2019, Eros owns 7.2% of Valuable’s equity. As of March 31, 2018, management had held the investment at cost which equated to fair value recognized in the year ended March 2012. The recorded amount of investments were within the potential range of fair value as on March 31, 2018 estimated, using level 3 inputs and using guideline public companies method with revenue multiple. For the year ended March 31, 2019, management has used the latest available financial statements, which shows decrease in revenue and increase in losses compared to prior years. Accordingly the fair value has been computed using the Net Asset Value method. Management has used an estimate of 10% for the discount for lack of liquidity (DLOL). DLOL reflects the ease of investor's ability to liquidate its business interest. As per Eros’s stake of 7.2%, the estimated fair value (Non- Marketable and Non-Control Basis) is arrived at $2,000.

Acacia Investments Holdings Limited (“Acacia”) is a dormant holding company and owns 12.97% of L.M.B Holdings Limited (“LMB”) which through its subsidiaries operates satellite television channels, such as “B4U Music”, “B4U Movies” and “The Movie House Channel”. As of March 31, 2019, and prior, the Group had no Board representation, no involvement in policy decision making, did not provide input in respect of technical know-how and had no material contract with LMB or its subsidiaries nor did they have the power to exert significant influence. Until the year ended March 31, 2018, due to the range of potential outcomes for the investment was estimated using level 3 inputs, using guideline public companies method with revenue multiple. Considering losses incurred by LMB, based on most recent available financial statements, impairment loss was calculated using difference between maximum value in the range of potential outcomes and the carrying value of the investment amounting $ 800 had been recorded in Statement of Income.

The Management has concluded the sale of their stake in “LMB Holdings Limited” at $ 650 in the month of July 2019. The reduction in fair value is towards the significant decline in performance of LMB Group when compared to prior year/s. Thus the fair value as of March 31, 2019 is considered at $ 650.

Investments in these unquoted equity instruments are not held for trading. Instead, they are held for medium or long-term strategic purpose.